UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 23, 2015 (March 23, 2015)

ZS Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36489	26-3305698
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

508 Wrangler Drive, Suite 100 Coppell, Texas	75019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 700-0240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 23, 2015, ZS Pharma, Inc. (the “Company”) announced an underwritten public offering of 3,300,000 common shares. A copy of the Company’s press release containing such announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated March 23, 2015

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated March 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZS PHARMA, INC.

Date: March 23, 2015	By:	/s/ Todd Creech
Todd Creech

Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated March 23, 2015